UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549




                                   Form 8-K/A

                               (Amendment No. 2)

                                 CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) June 30, 1998


                                    1-2981
                           (Commission File Number)
                          _________________________

                             FIRSTAR CORPORATION

            (Exact name of Registrant as specified in its charter)

              WISCONSIN                              39-0711710
       (State of incorporation)                   (I.R.S. Employer
                                               Identification Number)

            777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202
            (Address of Registrant's principal executive office)


                                414-765-4321
                       (Registrant's telephone number)

The Registrant hereby amends the Registrant's Form 8-K, dated June 30, 1998 and filed with the Commission on July 1, 1998, as previously amended and restated on July 2, 1998.

ITEM 5.   OTHER EVENTS

     On June 30, 1998, Firstar Corporation, a Wisconsin corporation ("Firstar"), entered into an Agreement and Plan of Reorganization with and among Star Banc Corporation, an Ohio corporation ("Star Banc"), and Foxtrot
(DE) Corporation, a Delaware corporation. The Agreement and Plan of Reorganization was amended and restated in an agreement entered into by and among Firstar, Star Banc, Firstar (WI) Corporation and Firstar Merger Corporation dated as of September 17, 1998 (the "Amended and Restated Agreement and Plan of Reorganization"). The Amended and Restated Agreement and Plan of Reorganization and Exhibit 6.18 thereto are filed herewith as exhibits and are incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits.



Exhibit                        Title
Number



   2.1 Amended and Restated Agreement and Plan of Reorganization, dated as of June 30, 1998, as amended and restated on September 17, 1998.

   2.2 Exhibit 6.18 to the Amended and Restated Agreement and Plan of Reorganization.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K/A to be signed on its behalf by the undersigned, thereunto duly authorized.


                             FIRSTAR CORPORATION


                             By:    /s/ Howard H. Hopwood, III
                             Name:  Howard H. Hopwood, III
                             Title: Senior Vice President and
                                       General Counsel

Date: September 25, 1998

                                 Exhibit Index

Exhibit Number                       Title



     2.1 Amended and Restated Agreement and Plan of Reorganization, dated as of June 30, 1998, as amended and restated on September 17, 1998.

     2.2 Exhibit 6.18 to the Amended and Restated Agreement and Plan of Reorganization.